SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2000

                                     CBASS

                                  (Depositor)

(Issuer in respect of Mortgage Loan Asset-Backed Certificates, Series 1999-CB5)

                (Exact name of registrant as specified in charter)

New York                      33-63714                      13-3897606
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



335 MADISON AVENUE, 26TH FLR,                               10017
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (212) 850-7765

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)
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Item 5.  Other Events

                                     CBASS
                    Mortgage Loan Asset-Backed Certificates
                                Series 1999-CB5

On April 25, 2000, The Bank of New York, as Trustee for CBASS, Mortgage Loan Asset-Backed Certificates Series 1999-CB5, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of November 1, 1999, among CBASS as Depositor, C-BASS LLC, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CBASS, Mortgage Loan Asset-Backed Certificates Series 1999-CB5 relating to the distribution date of April 25, 2000 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of November 1, 1999.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 25, 2000


                                     CBASS


                          By: /s/ John Polito
                              ------------------------------
                          Name:   John Polito
                                  Vice President
                                  The Bank of New York,
                                  as Trustee



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                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated April 25, 2000